EXHIBIT 10.1

FIRST AMENDMENT

FIRST AMENDMENT, dated as of August 17, 2007 (this “Amendment”), to the Credit Agreement, dated as of April 21, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among (i) BOSTON SCIENTIFIC CORPORATION, a Delaware corporation (the “Borrower”), (ii) BSC INTERNATIONAL HOLDING LIMITED, a company incorporated under the laws of Ireland (the “Term Loan Borrower”), (iii) the several banks and other financial institutions from time to time parties thereto (the “Lenders”), (iv) MERRILL LYNCH CAPITAL CORPORATION, as Syndication Agent (the “Syndication Agent”), (v) BEAR STEARNS CORPORATE LENDING INC., DEUTSCHE BANK SECURITIES INC. and WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents (each in such capacity, a “Documentation Agent”, and collectively, the “Documentation Agents”), and (vi) BANK OF AMERICA, N.A., as Administrative Agent for the Lenders thereunder (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Term Loan Borrower, the Lenders, the Syndication Agent, the Documentation Agents and the Administrative Agent are parties to the Credit Agreement; and

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement as set forth herein; and

WHEREAS, the Lenders and the Administrative Agent are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrowers, the Lenders and the Administrative Agent hereby agree as follows:

SECTION 1.1.    Defined Terms.  Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 1.2.    Amendments to Subsection 1.1 (Definitions).  (a)           The definition of the term “Consolidated EBITDA” in subsection 1.1 of the Credit Agreement is hereby amended by (A) adding after the word “amortization” in clause (d) thereof the words “or write-down”, (B) adding after the word “acquisitions” in clause (e) thereof the phrase "and other strategic alliances, inventory step-up charges, non-cash fair value adjustments in connection with the equity investment by Abbott Laboratories in the Borrower, and unrealized investment impairments", (C) adding after the words “ordinary course of business” in clause (b) thereof the phrase ", inventory step-up charges, non-cash fair value adjustments in connection with the equity investment by Abbott Laboratories in the Borrower, and unrealized investment impairments" and (D) substituting a comma for the word “and” immediately before clause (f) of such definition and by inserting the following clauses (g), (h) and (i):

“, (g) with regard to any period ending on or prior to June 30, 2009, any cash or non-cash litigation expenses, including judgments, awards, settlements and related legal costs (net of any litigation or settlement income received during such period), provided that, solely for the purposes of this definition, the aggregate amount of all litigation expenses under this clause (g) shall not exceed $500,000,000 for any period of four fiscal quarters and $1,000,000,000 in the aggregate, (h) with regard to any period ending on or prior to June 30, 2009, any cash or non-cash charges in respect of restructurings, plant closings, staff reductions or other similar charges, provided that, solely for the purposes of this definition, the aggregate amount of all charges under this clause (h) shall not exceed $300,000,000 in the aggregate and (i) any income or expense associated with business combinations following the adoption of FASB Statement No. 141(R), "Business Combinations - a replacement of FASB Statement No. 141", which would have been treated as a cost of the acquisition (e.g., as goodwill) under FASB Statement No. 141, "Business Combinations",”

(b)           The definition of the term “Eurocurrency Rate” in subsection 1.1 of the Credit Agreement is hereby amended by deleting “(rounding upward to the nearest 1/100th of 1%)”.

SECTION 1.3.    Amendment to Subsection 3.7(a) (Pro Rata Treatment and Payments).  The second sentence of subsection 3.7(a) is hereby amended to read as follows:

“The amount of each principal prepayment of the Term Loans shall be applied to reduce the then remaining installments of the Term Loans in direct order of maturity.”

SECTION 1.4.    Amendment to Subsection 9.1(a) (Financial Covenants).  Section 9.1(a) is hereby amended to read as follows:

“Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower to exceed (i) 4.5 to 1.0 on or prior to December 31, 2008, (ii) 4.0 to 1.0 after December 31, 2008 and on or prior to June 30, 2009 and (iii) 3.5 to 1.0 thereafter.”

The Credit Agreement is further amended by deleting the name and contact details for “Lawrence C. Best” wherever it appears and substituting therefor “Sam R. Leno, Fax: 508-650-8951”.

SECTION 1.5.    Conditions to Effectiveness.  This Amendment shall become effective on the date (the “Amendment Effective Date”) on which (a) the Borrowers, the Administrative Agent and the Majority Lenders shall have executed and delivered to the Administrative Agent this Amendment, (b) the Borrowers shall have prepaid, or shall have made arrangements to prepay substantially simultaneously with this Amendment becoming effective, the Term Loans in the aggregate amount of not less than $1,000,000,000 (which prepayment shall be applied in accordance with Section 3.7(a) of the Credit Agreement as amended by Section 1.3 hereof) and (c) all fees payable to Banc of America Securities LLC, J.P. Morgan Securities Inc. and any Lender shall have been paid.

SECTION 1.6.    Representation and Warranties.  To induce the Administrative Agent to enter into this Amendment, each Borrower hereby represents and warrants to the Administrative Agent and all of the Lenders as of the Amendment Effective Date that:

(a)  Corporate Power; Authorization; Enforceable Obligations.

(i)  Each of the Borrower and the Term Loan Borrower has the corporate power and authority, and the legal right, to make and deliver this Amendment and to perform the Loan Documents, as amended by this Amendment, to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the performance of the Loan Documents, as so amended, to which it is a party.

(ii)  No consent or authorization of, filing with (other than the Borrower’s public filing of the Amendment on Form 8-K), or notice to or other act by or in respect of, any Governmental Authority or any other Person is required with respect to the Borrower or any of its Subsidiaries in connection with the execution and delivery of this Amendment or with the performance, validity or enforceability of the Loan Documents, as amended by this Amendment, to which the Borrowers are party.

(iii)  This Amendment has been duly executed and delivered on behalf of the Borrower and the Term Loan Borrower.

(iv)  This Amendment and each Loan Document, as amended by this Amendment, to which each of the Borrowers is a party constitutes a legal, valid and binding obligation of the Borrower and the Term Loan Borrower enforceable against the Borrowers in accordance with its terms, subject to the effects of bankruptcy, examination, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(b)  Representations and Warranties.  The representations and warranties made by each Borrower in and pursuant to the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date.

SECTION 1.7.    Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Administrative Agent.

SECTION 1.8.    No Other Amendments; Confirmation.  Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

SECTION 1.9.    Governing Law; Counterparts.  (a)  This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(b)  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  This Amendment may be delivered by facsimile transmission of the relevant signature pages thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BOSTON SCIENTIFIC CORPORATION

By:
Name
Title

BSC INTERNATIONAL HOLDING LIMITED

By:
Name
Title

BANK OF AMERICA, N.A. as Administrative Agent and as a Lender

By:
Name
Title

MERRIL LYNCH CAPITAL CORPORATION, as Syndication Agent and as a Lender

By:
Name
Title

BEAR STEARNS CORPORATE LENDING, INC., as Documentation Agent and as a Lender

By:
Name
Title

DEUTSCHE BANK SECURITIES INC., as Documentation Agent and as a Lender

By:
Name
Title

WACHOVIA BANK, NATIONAL ASSOCIATION, as Documentation Agent and as a Lender

By:
Name
Title

as a Lender

By:
Name
Title